Exhibit 99.1

FOR IMMEDIATE RELEASE July 24, 2018

CenterState Bank Corporation Announces

Second Quarter 2018 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – July 24, 2018 - CenterState Bank Corporation (Nasdaq: CSFL) reported net income of $32,163, or diluted earnings per share of $0.38, for the second quarter of 2018, compared to net income of $15,233, or diluted earnings per share of $0.26, for the second quarter of 2017.   Highlights for the period ended June 30, 2018 and selected performance metrics are set forth below.

•	Acquisitions:
o	Entered into a definitive agreement in April 2018 to acquire Charter Financial Corporation which provides an attractive entry point into the Atlanta MSA
o	Completed the system conversion of Harbor Community Bank resulting in the consolidation of 23 offices which were in close proximity to existing offices

•	Loans:
o	9.5% annualized net loan growth during the second quarter of 2018 with record loan production of $622 million
o	Loan to deposit ratio of 86%

•	Deposits:
o	5.4% annualized deposit growth during the second quarter of 2018
o	Checking account balances represent 53% of total deposits; 35% of total deposits are non-interest bearing deposits

•	Net Interest Margin, tax equivalent (“NIM”) (Non-GAAP(1)):
o

Increased to 4.51% for the current quarter, which includes $4.0 million of income recognized due to prepayments on one purchased credit impaired (“PCI”) loan relationship, compared to 4.38% for the second quarter of 2017

o	Cost of deposits during the current quarter equaled 0.33%
o	Total deposit (including non-interest bearing DDA) beta equal to 28% from the previous quarter and 9% since the tightening cycle began in the third quarter 2015

•	Non-Interest Income:
o

Non-interest income increased $5,615 compared to the second quarter of 2017 due to improvement in mortgage banking revenue of $2,319 and SBA revenue of $848, in addition to the acquisitions completed since the second quarter of 2017

o	Non-interest income to average assets of 87 basis points (bps)

•	Other Events
o	CenterState Bank was named the top bank in Florida on Forbes first-ever “Best-in-State Banks” listing.

	Three Months Ended June 30,
	2018		2017
		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$32,163	$42,923	$15,233	$22,002
Return on average assets	1.24%	1.66%	0.95%	1.37%
Return on average tangible equity (Non-GAAP)(2)	15.7%	20.7%	11.0%	15.7%
Earnings per share diluted	$0.38	$0.50	$0.26	$0.37
Efficiency ratio, tax equivalent (Non-GAAP)(2)	64.3%	51.1%	68.9%	55.7%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for merger-related expenses, which for the three months ended June 30, represent direct severance, system terminations, and legal and professionsl fees, that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended					Six Months Ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Interest income
Loans	$97,642	$89,930	$59,982	$59,122	$56,619	$187,572	$100,868
Investment securities	$11,884	11,976	7,382	7,048	7,289	23,860	13,492
Federal Funds sold and other	1,103	1,253	1,058	887	836	2,356	1,487
Total interest income	110,629	103,159	68,422	67,057	64,744	213,788	115,847
Interest expense
Deposits	6,668	5,136	3,385	3,178	2,619	11,804	4,516
Securities sold under agreement to repurchase	138	122	89	80	47	260	77
Other borrowed funds	2,771	2,419	977	866	728	5,190	1,265
Corporate debentures	523	464	352	347	333	987	651
Interest expense	10,100	8,141	4,803	4,471	3,727	18,241	6,509
Net interest income	100,529	95,018	63,619	62,586	61,017	195,547	109,338
Provision for loan losses	2,933	1,300	968	1,096	1,899	4,233	2,894
Net interest income after loan loss provision	97,596	93,718	62,651	61,490	59,118	191,314	106,444

Total non interest income	22,589	23,038	16,958	16,741	16,974	45,627	31,476

Merger related expenses	14,140	8,709	2,718	-	9,458	22,849	10,328
All other non interest expense	65,472	67,287	46,293	44,622	45,351	132,759	82,524
Total non interest expense	79,612	75,996	49,011	44,622	54,809	155,608	92,852

Income before income tax	40,573	40,760	30,598	33,609	21,283	81,333	45,068
Income tax provision (1)	8,410	5,124	28,686	11,559	6,050	13,534	13,235
Net income	$32,163	$35,636	$1,912	$22,050	$15,233	$67,799	31,833
Net income allocated to common shares	$32,137	$35,606	$1,909	$22,003	$15,200	$67,743	$31,759

Earnings per share - Basic	$0.38	$0.43	$0.03	$0.37	$0.26	$0.81	$0.58
Earnings per share - Diluted	$0.38	$0.42	$0.03	$0.36	$0.26	$0.80	$0.57
Dividends per share	$0.10	$0.10	$0.06	$0.06	$0.06	$0.20	$0.12
Average common shares outstanding (basic)	83,870	83,140	60,001	59,907	58,307	83,507	54,490
Average common shares outstanding (diluted)	85,007	84,601	61,276	61,115	59,370	84,894	55,397
Common shares outstanding at period end	84,120	83,758	60,161	60,053	60,003	84,120	60,003
Effective tax rate (1)	20.73%	12.57%	93.75%	34.39%	28.43%	16.64%	29.37%

(1)

Due the reduction of the federal corporate tax rate to 21% effective January 1, 2018, the Company revalued its DTA at December 31, 2017 and recorded a charge to DTA of $18,575 as additional income tax expense during the fourth quarter of 2017.  Excluding the DTA write down of $18,575, the effective tax rate was 33.04% for the three months ended December 31, 2017.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Assets
Cash and due from banks	$85,589	$108,352	$85,562	$119,233	$108,614
Fed funds sold and Fed Res Bank deposits	307,375	294,267	195,057	182,996	211,037
Trading securities	1,848	428	6,777	2,973	1,934
Investment securities:
Available for sale	1,528,270	1,530,539	1,060,143	866,657	868,334
Held to maturity	223,839	227,966	232,399	237,874	238,798
Total investment securities	1,752,109	1,758,505	1,292,542	1,104,531	1,107,132
Loans held for sale	36,366	28,485	19,647	12,243	8,959
Loans:
Originated loans	3,503,443	3,125,563	2,919,350	2,756,847	2,610,859
Acquired loans	3,362,427	3,558,618	1,689,713	1,760,745	1,856,310
Purchased Credit Impaired (“PCI”) loans	173,950	193,183	164,158	163,975	179,364
Total gross loans	7,039,820	6,877,364	4,773,221	4,681,567	4,646,533
Allowance for loan losses	(37,484)	(34,429)	(32,825)	(31,828)	(30,132)
Loans, net of allowance	7,002,336	6,842,935	4,740,396	4,649,739	4,616,401
Premises and equipment, net	191,229	189,954	141,527	141,605	140,820
Goodwill	605,232	609,720	257,683	257,683	257,683
Core deposit intangible	51,754	53,944	24,063	25,140	26,217
Bank owned life insurance	211,676	210,302	146,739	145,755	115,234
OREO	5,376	6,814	3,987	5,904	6,422
Deferred income tax asset, net	60,868	63,004	37,725	56,160	58,841
Other assets	224,965	181,286	172,270	118,899	108,185
Total Assets	$10,536,723	$10,347,996	$7,123,975	$6,822,861	$6,767,479

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing checking	$2,892,091	$2,969,854	$1,999,901	$1,915,662	$1,926,047
Interest bearing checking	1,439,839	1,381,888	1,058,985	996,861	990,242
Total checking accounts	4,331,930	4,351,742	3,058,886	2,912,523	2,916,289
Money market accounts	1,777,468	1,730,259	1,167,940	1,156,217	1,178,109
Savings deposits	664,517	731,415	501,014	511,286	519,964
Time deposits	1,447,893	1,298,582	832,683	845,444	861,093
Total deposits	$8,221,808	$8,111,998	$5,560,523	$5,425,470	$5,475,455
Federal funds purchased	234,212	285,652	331,490	335,531	256,611
Other borrowings	415,039	362,754	253,272	72,234	73,089
Other liabilities	125,416	69,746	73,940	80,004	72,066
Common stockholders’ equity	1,540,248	1,517,846	904,750	909,622	890,258
Total Liabilities and
Stockholders' Equity	$10,536,723	$10,347,996	$7,123,975	$6,822,861	$6,767,479

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended					Six Months Ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Selected financial data
Return on average assets (annualized)	1.24%	1.41%	0.11%	1.29%	0.95%	1.33%	1.10%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.66%	1.68%	1.23%	1.29%	1.37%	1.67%	1.35%

Return on average equity (annualized)	8.44%	9.57%	0.83%	9.71%	7.27%	9.00%	8.83%
Adjusted return on average equity (annualized) (Non-GAAP) (1)	11.27%	11.36%	9.29%	9.71%	10.51%	11.32%	10.86%

Return on average tangible equity (annualized) (Non-GAAP) (1)	15.69%	17.98%	1.67%	14.68%	10.99%	16.89%	12.39%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	20.67%	21.19%	13.92%	14.68%	15.65%	21.00%	15.12%

Efficiency ratio (tax equivalent) (Non-GAAP) (1)	64.3%	64.0%	59.7%	55.2%	68.9%	64.2%	64.6%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	51.1%	54.7%	55.9%	53.8%	55.7%	52.9%	56.2%

Dividend payout	26.3%	23.8%	200.0%	16.7%	23.1%	25.0%	21.1%
Loan / deposit ratio	85.6%	84.8%	85.8%	86.3%	84.9%
Stockholders’ equity (to total assets)	14.6%	14.7%	12.7%	13.3%	13.2%
Common equity per common share	$18.31	$18.12	$15.04	$15.15	$14.84
Tangible common equity per common share (Non-GAAP) (1)	$10.49	$10.19	$10.35	$10.42	$10.09
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	8.9%	8.8%	9.1%	9.6%	9.3%
Tier 1 capital (to average assets)	9.6%	9.4%	9.8%	9.9%	10.0%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Loan Portfolio

The table below summarizes the Company’s loan portfolio over the most recent five quarter ends.

	Ending Balance
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Real estate loans
Residential	$1,592,064	$1,600,958	$1,085,278	$1,090,475	$1,086,192
Commercial	3,810,461	3,802,603	2,638,934	2,600,673	2,572,570
Land, development and construction loans	471,450	423,197	242,472	248,742	255,102
Total real estate loans	5,873,975	5,826,758	3,966,684	3,939,890	3,913,864
Commercial loans	1,004,213	917,855	697,945	637,476	633,846
Consumer and other loans	160,739	131,931	107,772	103,413	97,952
Total loans before unearned fees and costs	7,038,927	6,876,544	4,772,401	4,680,779	4,645,662
Unearned fees and costs	893	820	820	788	871

Total Loans	$7,039,820	$6,877,364	$4,773,221	$4,681,567	$4,646,533

Loan production

DEPOSITS

	Ending Balance
Deposit mix (unaudited)	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Checking accounts
Non-interest bearing	$2,892,091	$2,969,854	$1,999,901	$1,915,662	$1,926,047
Interest bearing	1,439,839	1,381,888	1,058,985	996,861	990,242
Savings deposits	664,517	731,415	501,014	511,286	519,964
Money market accounts	1,777,468	1,730,259	1,167,940	1,156,217	1,178,109
Time deposits	1,447,893	1,298,582	832,683	845,444	861,093
Total deposits	$8,221,808	$8,111,998	$5,560,523	$5,425,470	$5,475,455

Non time deposits as percentage of total deposits	82%	84%	85%	84%	84%
Time deposits as percentage of total deposits	18%	16%	15%	16%	16%
Total deposits	100%	100%	100%	100%	100%

NET INTEREST MARGIN (“NIM”)

The Company’s NIM increased 13 basis points (“bps”) from 4.38% in the previous quarter to 4.51% during the current quarter due to an increase on loan yields.  Cost of deposits increased 7 bps during the second quarter of 2018 compared to the prior quarter.

Net interest margin for the second quarter of 2018 includes accretion income of $14.5 million and average purchase accounting loan discounts of $117 million, compared to accretion income of $8.1 million and average purchase accounting loan discounts of $77 million for the second quarter of 2017.  Accretion income increased approximately $3.8 million to $14.5 million for the second quarter of 2018 from $10.8 million for the first quarter of 2018, which is mainly attributable to $4.0 million of income recognized due to prepayments on one PCI loan relationship.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Jun. 30, 2018			Mar. 31, 2018			Jun. 30, 2017
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Loans (1)	$6,797,810	$86,917	5.13%	$6,639,314	$82,563	5.04%	$4,235,557	$48,922	4.63%
PCI loans	183,452	11,096	24.26%	198,665	7,718	15.76%	181,207	8,559	18.95%
Taxable securities	1,552,550	10,325	2.67%	1,605,748	10,419	2.63%	977,856	5,961	2.45%
Tax-exempt securities (1)	205,042	1,845	3.61%	212,959	1,858	3.54%	155,550	1,975	5.09%
Fed funds sold and other	259,534	1,103	1.70%	210,058	1,253	2.42%	180,261	836	1.86%
Tot. interest earning assets (1)	$8,998,388	$111,286	4.96%	$8,866,744	$103,811	4.75%	$5,730,431	$66,253	4.64%

Non-interest earnings assets	1,369,027			1,362,395			726,950
Total Assets	$10,367,415			$10,229,139			$6,457,381

Interest bearing deposits	$5,247,246	$6,668	0.51%	$5,137,780	$5,136	0.41%	$3,324,382	$2,619	0.32%
Fed funds purchased	268,431	1,300	1.94%	268,509	1,072	1.62%	253,851	692	1.09%
Other borrowings	325,067	1,609	1.99%	327,596	1,469	1.82%	56,414	83	0.59%
Corporate debentures	32,199	523	6.51%	31,864	464	5.91%	26,045	333	5.13%
Total interest bearing liabilities	$5,872,943	$10,100	0.69%	$5,765,749	$8,141	0.57%	$3,660,692	$3,727	0.41%

Non-interest bearing deposits	2,861,583			2,865,614			1,891,968
All other liabilities	104,906			88,220			64,668
Shareholders' equity	1,527,983			1,509,556			840,053
Total liabilities and shareholders' equity	$10,367,415			$10,229,139			$6,457,381

Net Interest Spread (1)			4.27%			4.18%			4.23%
Net Interest Margin (1)			4.51%			4.38%			4.38%

Cost of Total Deposits			0.33%			0.26%			0.20%

(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

The table below summarizes accretion income for the periods presented.

	Three Months Ended					Six Months Ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017

PCI accretion	$8,546	$5,277	$5,060	$5,157	$6,035	$13,823	$12,000
Non-PCI accretion	5,976	5,475	1,496	1,613	2,037	11,451	3,370
Total loan accretion	$14,522	$10,752	$6,556	$6,770	$8,072	$25,274	$15,370

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total Acquired and PCI loans at June 30, 2018.

	Unpaid
	Principal	Carrying
	Balance	Balance	Difference	Percentage
Acquired Loans	3,405,223	3,362,427	(42,796)	1.3%
PCI loans	241,063	173,950	(67,113)	27.8%
Total purchased loans	3,646,286	3,536,377	(109,909)	3.0%

NON INTEREST INCOME

Non interest income decreased $449 to $22,589 during the current quarter compared to $23,038 in the previous quarter.  The decrease is mainly attributable to a reduction in correspondent banking revenue due to lower fixed income sales. The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non Interest Income (unaudited)

	Three Months Ended					Six Months Ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Correspondent banking revenue	$7,076	$8,123	$6,616	$7,213	$8,063	$15,199	$14,512
Mortgage banking revenue	2,616	2,602	579	404	297	5,218	528
SBA revenue	1,027	988	333	249	179	2,015	193
Wealth management related revenue	640	616	856	914	891	1,256	1,784
Service charges on deposit accounts	4,861	4,834	3,719	3,870	3,822	9,695	7,397
Debit, prepaid, ATM and merchant card related fees	3,498	3,727	2,319	2,127	2,324	7,225	4,589
Other service charges and fees	2,871	2,170	1,319	1,964	1,398	5,041	2,473
Subtotal	$22,589	$23,060	$15,741	$16,741	$16,974	$45,649	$31,476
Gain (loss) on sale of securities available for sale	—	(22)	(7)	—	—	(22)	—
Gain on sale of trust department	—	—	1,224	—	—	—	—
Total Non Interest Income	$22,589	$23,038	$16,958	$16,741	$16,974	$45,627	$31,476

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

NON INTEREST EXPENSES

Non interest expense increased $3,616 in the second quarter to $79,612 compared to the previous quarter. The Company incurred $14,140 of merger-related expenses during the current quarter, which was attributable to the acquisitions of Harbor and Sunshine.  During the current quarter, the Company incurred $891 of impairment on bank property held for sale. The Company also paid $279 in cash bonuses to non-officer employees during the current quarter as a result of the Tax Cuts and Jobs Act of 2017. The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non Interest Expense (unaudited)

	Three Months Ended					Six Months Ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Salaries, wages and employee benefits	40,683	41,893	29,698	28,515	28,317	82,576	51,199
Occupancy expense	4,968	4,868	3,324	3,422	3,191	9,836	6,031
Depreciation of premises and equipment	2,322	2,275	1,884	1,842	1,837	4,597	3,521
Marketing expenses	1,425	1,414	1,044	955	1,078	2,839	1,930
Data processing expenses	3,453	4,505	2,185	2,006	2,419	7,958	4,245
Legal, auditing and other professional fees	1,332	931	970	854	932	2,263	1,820
Bank regulatory related expenses	1,209	1,010	767	666	891	2,219	1,618
Debit, ATM and merchant card related expenses	860	764	644	746	741	1,624	1,356
Credit related expenses	32	617	(23)	527	876	649	1,531
Amortization of intangibles	2,240	2,309	1,129	1,133	1,042	4,549	1,804
Impairment on bank property held for sale	891	1,449	12	—	430	2,340	507
Other expenses	6,057	5,252	4,659	3,956	3,597	11,309	6,962
Subtotal	65,472	67,287	46,293	44,622	45,351	132,759	82,524
Merger-related expenses	14,140	8,709	2,718	—	9,458	22,849	10,328
Total Non Interest Expense	79,612	$75,996	$49,011	$44,622	$54,809	155,608	92,852

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $28,554 at June 30, 2018, compared to $30,097 at March 31, 2018.  The net decrease in NPAs is mainly attributable to sales of other real estate owned during the quarter.  NPAs as a percentage of total assets declined to 0.27% at June 30, 2018, compared to 0.29% at March 31, 2018.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Non-accrual loans	23,071	$23,096	$17,288	$19,319	$19,916
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	23,071	23,096	17,288	19,319	19,916
Other real estate owned (“OREO”)	5,376	6,814	3,987	5,904	6,422
Repossessed assets other than real estate	107	187	147	47	131
Total non-performing assets	$28,554	$30,097	$21,422	$25,270	$26,469

	Three Months Ended					Six Months Ended
Asset Quality Ratios (1)	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Non-performing loans as percentage of total loans	0.34%	0.34%	0.38%	0.43%	0.45%
Non-performing assets as percentage of total assets	0.27%	0.29%	0.30%	0.37%	0.39%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.42%	0.45%	0.46%	0.56%	0.59%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.37%	0.40%	0.30%	0.54%	0.27%
Allowance for loan losses as percentage of NPLs	161%	148%	188%	163%	149%
Net (recoveries) charge-offs	($122)	($229)	($28)	($600)	($349)	($351)	($132)
Net (recoveries) charge-offs as a percentage of average
loans for the period on an annualized basis	(0.01%)	(0.01%)	0.00%	(0.05%)	0.03%	(0.01%)	(0.01%)

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $37,484 at June 30, 2018, compared to $34,429 at March 31, 2018, an increase of $3,055 due to loan loss provision expense of $2,933 and net recoveries of $122.  The changes in the Company’s ALLL components between June 30, 2018 and March 31, 2018 are summarized in the table below (unaudited).

	June 30, 2018			March 31, 2018			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$3,489,606	$34,214	0.98%	$3,111,870	$31,141	1.00%	$377,736	$3,073	(2) bp
Impaired originated loans	13,837	875	6.32%	13,693	785	5.73%	144	90	59 bp
Total originated loans	3,503,443	35,089	1.00%	3,125,563	31,926	1.02%	377,880	3,163	(2) bp

Acquired loans (1)	3,357,985	2,119	0.06%	3,552,893	2,227	0.06%	(194,908)	(108)	– bps
Impaired acquired loans (2)	4,442	1	0.02%	5,725	1	0.02%	(1,283)	—	– bps
Total acquired loans	3,362,427	2,120	0.06%	3,558,618	2,228	0.06%	(196,191)	(108)	– bps

Total non-PCI loans	6,865,870	37,209		6,684,181	34,154		181,689	3,055
PCI loans	173,950	275		193,183	275		(19,233)	—
Total loans	$7,039,820	$37,484		$6,877,364	$34,429		$162,456	$3,055

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at June 30, 2018 was approximately $42,706 or 1.3% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average equity, return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended					Six months ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Adjusted net income (Non-GAAP)
Net income (GAAP)	$32,163	$35,636	$1,912	$22,050	$15,233	$67,799	$31,833
Loss (gain) on sale of securities available for sale, net of tax	—	17	5	—	—	17	—
Gain on sale of trust department, net of tax	—	—	(820)	—	—	—	—
Merger-related expenses, net of tax	10,760	6,647	1,820	—	6,769	17,407	7,295
Deferred tax asset write down	—	—	18,575	—	—	—	—
Adjusted net income (Non-GAAP)	$42,923	$42,300	$21,492	$22,050	$22,002	$85,223	$39,128

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.38	$0.42	$0.03	$0.36	$0.26	$0.80	$0.57
Effect to adjust for loss (gain) on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	(0.01)	—	—	—	—
Effect to adjust for merger-related expenses, net of tax	0.12	0.08	0.03	—	0.11	0.20	0.14
Effect to adjust for deferred tax asset write down	—	—	0.30	—	—	—	—
Adjusted net income per share - Diluted (Non-GAAP)	$0.50	$0.50	$0.35	$0.36	$0.37	$1.00	$0.71

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	1.24%	1.41%	0.11%	1.29%	0.95%	1.33%	1.10%
Effect to adjust for securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	-0.05%	—	—	—	—
Effect to adjust for merger-related expenses, net of tax	0.42%	0.27%	0.10%	—	0.42%	0.34%	0.26%
Effect to adjust for deferred tax asset write down	—	—	1.07%	—	—	—	—
Adjusted return on average assets (Non-GAAP)	1.66%	1.68%	1.23%	1.29%	1.37%	1.67%	1.36%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended					Six months ended
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	8.44%	9.57%	0.83%	9.71%	7.27%	9.00%	8.83%
Effect to adjust for gain on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	(0.35%)	—	—	—	—
Effect to adjust for merger and acquisition related expenses, net of tax	2.82%	1.79%	0.78%	—	3.23%	2.31%	2.02%
Effect to adjust for deferred tax asset write down	—	—	8.03%	—	—	—	—
Adjusted return on average equity (Non-GAAP)	11.26%	11.36%	9.29%	9.71%	10.50%	11.31%	10.85%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$32,163	$35,636	$1,912	$22,050	$15,233	$67,799	$31,833
Amortization of intangibles, net of tax	1,705	1,762	756	743	746	3,792	1,274
Adjusted net income for average tangible equity (Non-GAAP)	$33,868	$37,398	$2,668	$22,793	$15,979	$71,591	$33,107

Average stockholders' equity (GAAP)	$1,527,983	$1,509,556	$917,493	$900,492	$840,053	$1,518,820	$728,779
Average goodwill	(608,092)	(609,719)	(257,683)	(257,683)	(232,026)	(608,901)	(169,375)
Average core deposit intangible	(53,112)	(55,668)	(24,727)	(25,819)	(24,118)	(54,383)	(19,698)
Average other intangibles	(823)	(649)	(959)	(1,004)	(962)	(737)	(867)
Average tangible equity (Non-GAAP)	$865,956	$843,520	$634,124	$615,986	$582,947	$854,799	$538,839

Return on average tangible equity (annualized) (Non-GAAP)	15.69%	17.98%	1.67%	14.68%	10.99%	16.89%	12.39%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	15.69%	17.98%	1.67%	14.68%	10.99%	16.89%	12.39%
Effect to adjust for gain on sale of trust department, net of tax	—	—	(0.51%)	—	—	—	—
Effect to adjust for merger-related expenses, net of tax	4.98%	3.20%	1.14%	—	4.66%	4.11%	2.73%
Effect to adjust for deferred tax asset write down	—	—	11.62%	—	—	—	—
Adjusted return on average tangible equity (Non-GAAP)	20.67%	21.19%	13.92%	14.68%	15.65%	21.00%	15.12%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$22,589	$23,038	$16,958	$16,741	$16,974	$45,627	$31,476
Gain on sale of trust department	—	—	(1,224)	—	—	—	—
Adjusted non interest income (Non-GAAP)	$22,589	$23,038	$15,734	$16,741	$16,974	$45,627	$31,476

Net interest income before provision (GAAP)	$100,529	$95,018	$63,619	$62,586	$61,017	$195,547	$109,338
Total tax equivalent adjustment	657	652	1,480	1,510	1,509	1,259	2,848
Adjusted net interest income (Non-GAAP)	$101,186	$95,670	$65,099	$64,096	$62,526	$196,806	$112,186

Non interest expense (GAAP)	$79,612	$75,996	$49,011	$44,622	$54,809	$155,608	$92,852
Amortization of intangibles	(2,240)	(2,309)	(1,129)	(1,133)	(1,042)	(4,549)	(1,804)
Merger and acquisition related expenses	(14,140)	(8,709)	(2,718)	—	(9,458)	(22,849)	(10,328)
Adjusted non interest expense (Non-GAAP)	$63,232	$64,978	$45,164	$43,489	$44,309	$128,210	$80,720

Efficiency ratio (tax equivalent) (Non-GAAP)	64.3%	64.0%	59.7%	55.2%	68.9%	64.2%	64.6%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	51.1%	54.7%	55.9%	53.8%	55.7%	52.9%	56.2%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Tangible common equity (Non-GAAP)
Total stockholders' equity (GAAP)	$1,540,248	$1,517,846	$904,750	$909,622	$890,258
Goodwill	(605,232)	(609,720)	(257,683)	(257,683)	(257,683)
Core deposit intangible	(51,754)	(53,944)	(24,063)	(25,140)	(26,217)
Other intangibles	(923)	(749)	(551)	(1,035)	(1,011)
Tangible common equity (Non-GAAP)	$882,339	$853,433	$622,453	$625,764	$605,347

Total assets (GAAP)	$10,536,723	$10,347,996	$7,123,975	$6,822,861	$6,767,479
Goodwill	(605,232)	(609,720)	(257,683)	(257,683)	(257,683)
Core deposit intangible	(51,754)	(53,944)	(24,063)	(25,140)	(26,217)
Other intangibles	(923)	(749)	(551)	(1,035)	(1,011)
Total tangible assets (Non-GAAP)	$9,878,814	$9,683,583	$6,841,678	$6,539,003	$6,482,568

Tangible common equity to tangible assets (Non-GAAP)	8.9%	8.8%	9.1%	9.6%	9.3%
Common tangible equity per common share (Non-GAAP)	$10.49	$10.19	$10.35	$10.42	$10.09
Common shares outstanding at period end	84,120	83,758	60,161	60,053	60,003

	Three months ended
	Jun. 30, 2018	Mar. 31, 2018	Jun. 30, 2017
Tax equivalent yields (Non-GAAP)
Loans, excluding PCI loans	$86,546	$82,212	$48,060
PCI loans	11,096	7,718	8,559
Taxable securities	10,325	10,419	5,961
Tax -exempt securities	1,559	1,557	1,328
Fed funds sold and other	1,103	1,253	836
Interest income (GAAP)	$110,629	$103,159	$64,744
Tax equivalent adjustment for Non-PCI loans	371	351	862
Tax equivalent adjustment for tax-exempt securities	286	301	647
Tax equivalent adjustments	657	652	1,509
Interest income (tax equivalent) (Non-GAAP)	$111,286	$103,811	$66,253

Net interest income (GAAP)	$100,529	$95,018	$61,017
Tax equivalent adjustments	657	652	1,509
Net interest income (tax equivalent) (Non-GAAP)	$101,186	$95,670	$62,526

Yield on Non-PCI loans	5.11%	5.02%	4.55%
Effect from tax equivalent adjustment	0.02%	0.02%	0.08%
Yield on Non-PCI loans - tax equivalent (Non-GAAP)	5.13%	5.04%	4.63%

Yield on securities	2.71%	2.67%	2.58%
Effect from tax equivalent adjustment	0.07%	0.07%	0.23%
Yield on securities - tax equivalent (Non-GAAP)	2.78%	2.74%	2.81%

Yield on interest earning assets (GAAP)	4.93%	4.72%	4.53%
Effect from tax equivalent adjustments	0.03%	0.03%	0.11%
Yield on interest earning assets - tax equivalent (Non-GAAP)	4.96%	4.75%	4.64%

Net interest spread (GAAP)	4.24%	4.15%	4.12%
Effect for tax equivalent adjustments	0.03%	0.03%	0.11%
Net interest spread (Non-GAAP)	4.27%	4.18%	4.23%

Net interest margin (GAAP)	4.48%	4.35%	4.27%
Effect from tax equivalent adjustments	0.03%	0.03%	0.11%
Net interest margin - tax equivalent (Non-GAAP)	4.51%	4.38%	4.38%

About CenterState Bank Corporation

CenterState operates as one of the largest community bank franchises headquartered in the state of Florida.  Both the Company and its nationally chartered bank subsidiary are based in Winter Haven, Florida, between Orlando and Tampa.  With over $10 billion in assets, the Bank provides traditional retail, commercial, mortgage, wealth management and SBA services throughout its Florida branch network and customer relationships in neighboring states.  The Bank also has a national footprint, serving clients coast to coast through its correspondent banking division.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or Jennifer L. Idell (CFO) at 863-293-4710.

About Charter Financial Corporation

Charter Financial Corporation is a savings and loan holding company and the parent company of CharterBank, a full-service community bank and a federal savings institution. CharterBank is headquartered in West Point, Georgia, and operates branches in the Metro Atlanta, the I-85 corridor south to Auburn, Alabama, and the Florida Gulf Coast. CharterBank's deposits are insured by the Federal Deposit Insurance Corporation. Investors may obtain additional information about Charter Financial Corporation and CharterBank on the internet at www.charterbk.com under About Us.

Forward Looking Statements:

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger of CenterState and Charter, including future financial and operating results (including the anticipated impact of the transaction on CenterState’s earnings and tangible book value), statements related to the expected timing of the completion of the Charter merger, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState or Charter to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the Charter merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Charter merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Charter merger agreement, (4) the risk of successful integration of Charter’s businesses into CenterState, (5) the failure to obtain the necessary approvals by the Charter stockholders, (6) the amount of the costs, fees, expenses and charges related to the mergers, (7) the ability by CenterState to obtain required governmental approvals of the Charter merger, (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger, (9) the failure of the closing conditions in each of the merger agreements to be satisfied, or any unexpected delay in closing the merger, (10) the risk that the integration of Charter’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the merger transaction, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in CenterState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or Charter’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov. CenterState and Charter disclaim any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Charter Merger and Where to Find It

CenterState has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (No. 333-225541) and a Definitive Proxy Statement of Charter and a Prospectus of the Company, as well as other relevant documents concerning the proposed Charter transaction. The proposed transaction is being submitted to Charter’s stockholders for their consideration. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION

OR INCORPORATED BY REFERENCE INTO THE PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by CenterState on its website at www.centerstatebanks.com and by Charter on its website at www.charterbk.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and Charter are urged to read carefully the entire registration statement and proxy statement/prospectus, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, Charter and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Charter stockholders in connection with the Merger. Information regarding the directors and executive officers of CenterState and Charter and other persons who may be deemed participants in the solicitation of the stockholders of Charter in connection with the Merger are included in the proxy statement/prospectus for Charter’s special meeting of stockholders filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of Charter and their ownership of Charter common stock can also be found in Charter’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on January 5, 2018, and other documents subsequently filed by Charter with the SEC. Additional information regarding the interests of such participants are included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC.